UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2011

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas		75001
(Address of principal executive offices)		Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2011 the Registrant’s annual meeting of stockholders was held at the Registrant’s Burr Ridge, Illinois offices. A total of 12,788,468 of the Registrant’s shares of common stock were present or represented by proxy at the annual meeting. This represented approximately 82% of the Registrant’s shares outstanding on the April 11, 2011 record date. Four proposals were voted upon at the annual meeting and each was approved. Each of Gary Y. Kusumi, Thomas C. Davis, Nimrod T. Frazer, Avshalom Y. Kalichstein, Mory Katz, David I. Schamis, J. Christopher Teets and Paul J. Zucconi was elected as a director, each to serve until the Registrant’s next annual meeting of stockholders and until his successor is duly elected and qualified. In addition: (i) the appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for 2011 by the Registrant’s Audit Committee was ratified by the Registrant’s stockholders, (ii) a “say-on-pay” resolution approving the compensation of the Registrant’s named executive officers was approved on a non-binding, advisory basis by the Registrant’s stockholders and (iii) a majority of voting stockholders of the Registrant indicated their non-binding, advisory preference in favor of annual “say-on-frequency” votes on named executive officer compensation.

The table set forth below states the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for each of the proposals voted upon at the Registrant’s annual meeting of stockholders:

Description of Matter	For	Against	Withheld	Abstentions	Broker Non-Votes

1. Election of Directors:

Gary Y. Kusumi	10,112,410	n/a	37,060	n/a	2,638,998

Thomas C. Davis	10,114,410	n/a	35,060	n/a	2,638,998

Nimrod T. Frazer	10,053,910	n/a	95,560	n/a	2,638,998

Avshalom Y. Kalichstein	8,986,626	n/a	1,162,844	n/a	2,638,998

Mory Katz	10,114,410	n/a	35,060	n/a	2,638,998

David I. Schamis	8,986,626	n/a	1,162,844	n/a	2,638,998

J. Christopher Teets	10,114,410	n/a	35,060	n/a	2,638,998

Paul J. Zucconi	10,114,410	n/a	35,060	n/a	2,638,998

Description of Matter	For	Against	Withheld	Abstentions	Broker Non-Votes

2. Ratification of the Appointment of KPMG LLP as the Registrant’s Independent Registered Public Accounting Firm for 2011.	12,721,129	67,339	n/a	0	n/a

3. Advisory Resolution on Executive Compensation (“Say-on-Pay”)	9,473,301	676,169	n/a	0	2,638,998

	3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes

4. Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation (“Say-on-Frequency”)	30,241	701	10,114,828	3,700	2,638,998

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

	By:	/s/ Joseph G. Fisher

Date: June 8, 2010	Name:	Joseph G. Fisher

	Title:	Executive Vice President, General Counsel and Secretary